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                                                                 EXHIBIT 10.8(c)

                                AMENDMENT NO. 2
                                      TO
                          ATLANTIC RICHFIELD COMPANY
                      EXECUTIVE LONG-TERM DISABILITY PLAN
                          ___________________________


     Pursuant to the power of amendment reserved therein, the following amendment is hereby made to the Atlantic Richfield Company Executive Long-Term Disability Plan (the "Plan") effective as of May 1, 1997.

     Article I, Section 1.24 of the Plan is amended to read as follows:

     "1.24  Subsidiary means:

            (a) Any corporation 50 percent or more of the voting stock of which is owned directly or indirectly by Atlantic Richfield Company or a Subsidiary; or

            (b) Any partnership, joint venture or similar organization 50 percent or more of the profits interest or capital interest of which is owned directly or indirectly by Atlantic Richfield Company or a Subsidiary."

     Executed this 14th day of April, 1998.


ATTEST                                             ATLANTIC RICHFIELD COMPANY



BY: /s/ Armineh Simonian                           BY: /s/ John H. Kelly
    ------------------------                           ------------------------
     Armineh Simonian                                   John H. Kelly
                                                        Senior Vice President
                                                        Human Resources